Harbor Target Retirement Funds

Supplement to Prospectus dated March 1, 2021
May 20, 2021
Effective immediately, Spenser P. Lerner is a portfolio manager for Harbor Target Retirement Income Fund, Harbor Target Retirement 2020 Fund, Harbor Target Retirement 2025 Fund, Harbor Target Retirement 2030 Fund, Harbor Target Retirement 2035 Fund, Harbor Target Retirement 2040 Fund, Harbor Target Retirement 2045 Fund, Harbor Target Retirement 2050 Fund, Harbor Target Retirement 2055 Fund and Harbor Target Retirement 2060 Fund (each, a “Target Retirement Fund”).
As of the close of business on April 26, 2021, Matthew G. Pallai no longer serves as portfolio manager to the Target Retirement Funds. All references in each Target Retirement Fund’s Prospectus to Matthew G. Pallai are removed.

The following is added to the “Portfolio Management” section of the Fund Summary:
Spenser P. Lerner, CFA
Mr. Lerner, Head of Multi-Asset Solutions, Managing Director and Portfolio Manager of Harbor Capital Advisors, Inc. has served as Portfolio Manager for the Funds since 2021.

The “Portfolio Managers” section of “The Adviser” section of each Fund’s Prospectus is replaced with the following:

Portfolio Managers
Harbor Capital Advisors, Inc. (“Harbor Capital”) has established an Investment Advisory Committee (the “Committee”) with respect to the Target Retirement Funds. Committee membership consists of each of the portfolio managers of the Target Retirement Funds. The Committee oversees the administration of the asset allocation program for each of the Target Retirement Funds, with Committee members being jointly and primarily responsible for the day-to-day investment decisions of the Funds. Mr. Lerner serves as the Committee’s Chairman, and Mr. Herbert has day-to-day responsibility for executing the Target Retirement Funds’ investment programs. The following table describes the portfolio managers’ business experience. The Statement of Additional Information provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares in the Target Retirement Funds.

Target Retirement Funds
PORTFOLIO MANAGERS	SINCE	PROFESSIONAL EXPERIENCE
Paul C. Herbert, CFA, CAIA	2009
Mr. Herbert joined Harbor Capital in 2008 and is a Managing
Director and Portfolio Manager. Prior to joining Harbor
Capital he held various roles at Morningstar, Inc. Mr. Herbert began his investment career in 1997.

Spenser P. Lerner, CFA	2021
Mr. Lerner joined Harbor Capital in 2020 and is the Head
of Multi-Asset Solutions, a Managing Director and a Portfolio
Manager. Prior to joining Harbor Capital, Mr. Lerner was
a Vice President of Equity and Quantitative Investment
Research and Equity Manager Research for JP Morgan Asset
Management. Before that, he worked as a Research, Portfolio
Management and Quantitative Investment Strategy Associate
for JP Morgan Asset Management. Mr. Lerner began his
investment career in 2009.

Investors Should Retain This Supplement For Future Reference
S0521.P.TR